EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              FORM 8-K - AMENDMENT
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 17, 2004
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                           CANGLOBE INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

Nevada                                0-27737                   77-0454856
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

Suite 2440, 10303 Jasper Avenue, Edmonton, Alberta, Canada               T5J 3N6
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               (Address of principal executive offices) (Zip Code)

                                 (780) 428-6002
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               Registrant's telephone number, including area code

             #206, 10458 Mayfield Road, Edmonton, AB Canada T5P 4P4
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS - NOT APPLICABLE

SECTION 2 - FINANCIAL INFORMATION - NOT APPLICABLE

SECTION 3 - SECURITIES AND TRADING MARKETS - NOT APPLICABLE

SECTION 4 - MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS
          - NOT APPLICABLE

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

(a)      A change in control of the registrant has occurred:

(1) LAVALLEE FINANCIAL CORPORATION INT. (AN ALBERTA COMPANY WHOLLY OWNED BY MR. BERT LAVALLEE) ACQUIRED CONTROL OF THE REGISTRANT;
(2) THE CHANGE OF CONTROL TOOK PLACE ON: DECEMBER 17, 2004; THE CIRCUMSTANCES WHICH CAUSED THE CHANGE IN CONTROL WERE AS FOLLOWS: ON OCTOBER 15, 2002, LIBERTY HOLDINGS, INC. ("LIBERTY") UNDERTOOK SERVICES WITH CANGLOBE DEVELOPMENT INC. ("CDI"). LAVALLEE FINANCIAL CORPORATION INT. ("LAVALLEE") GUARANTEED PAYMENT OF THESE SERVICES MADE BY LIBERTY TO CDI. ON NOVEMBER 26, 2004, LIBERTY, CDI AND LAVALLEE ENTERED INTO A SETTLEMENT AGREEMENT WHEREBY IT WAS DEEMED THAT ANY AMOUNT OWED FOR SERVICES MADE BY LIBERTY TO CDI WERE DEEMED SATISFIED, AND AN
         ADDITIONAL $300,000 WAS PAID BY LAVALLEE TO CDI IN EXCHANGE FOR THE 1,950,570 SHARES OF COMMON STOCK OF CANGLOBE INTERNATIONAL INC. THE SHARES WERE TRANSFERRED TO LAVALLEE EFFECTIVE DECEMBER 17, 2004.
(3) THE PERCENTAGE OF THE VOTING SECURITIES OWNED BY BERT LAVALLEE, THROUGH HIS WHOLLY OWNED COMPANY, LAVALLEE FINANCIAL CORPORATION INT., IS - 63.9%;
(4)      LAVALEE PAID - US$300,000 CASH;
(5)      THE SOURCE(S) OF FUNDS USED BY LAVALLEE WAS WORKING CAPITAL
(6) CONTROL WAS ACQUIRED FROM CANGLOBE DEVELOPMENT INC. (OWNED AND CONTROLLED BY MR. HEINZ LEUDERS) AND (7) THE ARRANGEMENT OR UNDERSTANDING IN PLACE BETWEEN THE FORMER AND THE NEW CONTROL GROUP WAS THAT THE CURRENT
         DIRECTORS RESIGN.

(b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:


--------------------------- ------------------------ ----------------------- -----------------------
           NAME                 POSITIONS HELD            SHARES OWNED             PERCENTAGE
--------------------------- ------------------------ ----------------------- -----------------------

Canglobe Development, Inc.                                 1,950,570                  63.9
--------------------------- ------------------------ ----------------------- -----------------------

Charles Spooner               Secretary/Director             60,250                   2.0
--------------------------- ------------------------ ----------------------- -----------------------

Ian Stuart                                                  150,000                   5.0
--------------------------- ------------------------ ----------------------- -----------------------

To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:


--------------------------- ------------------------ ----------------------- -----------------------
           NAME                 POSITIONS HELD            SHARES OWNED             PERCENTAGE
--------------------------- ------------------------ ----------------------- -----------------------

LFC Financial Corporation                                  1,950,570                  63.9
Int.
--------------------------- ------------------------ ----------------------- -----------------------

Ian Stuart                                                  150,000                   5.0
--------------------------- ------------------------ ----------------------- -----------------------


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)(1) Director resignations:
(i) ALL OF THE DIRECTORS RESIGNED EFFECTIVE NOVEMBER 26, 2004;
(ii) PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY RESIGNED ON NOVEMBER 26, 2004; AND (iii) THE RESIGNATIONS WERE BY AGREEMENT.

(b) ALL DIRECTORS AND OFFICERS OF CANGLOBE INTERNATIONAL INC. RESIGNED NOVEMBER 26, 2004 BY AGREEMENT.

(c) the newly appointed officers are:
(1) DONALD GETTY, DIRECTOR AND CHAIRMAN; JAMES BAKER, DIRECTOR AND PRESIDENT; AND DAVID ALEXANDER, DIRECTOR AND CHIEF FINANCIAL OFFICER AND SECRETARY; (2) not applicable; and (3) THERE ARE NO EMPLOYMENT AGREEMENTS

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR - NOT APPLICABLE

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS - NOT APPLICABLE

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS - NOT APPLICABLE

SECTION 6 - [RESERVED] NOT APPLICABLE

SECTION 7 - REGULATION FD - NOT APPLICABLE

SECTION 8 - OTHER EVENTS - NOT APPLICABLE

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS- NOT APPLICABLE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CANGLOBE INTERNATIONAL INC.
                                  (Registrant)

Date: January 13, 2005                              ____________________________
                                                    David Alexander
                                                    Director/Secretary